SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                FORM 8-K/A

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934

            Date of Event Requiring Report: April 18, 2000

                              Embryo Capital Group

         (Exact name of registrant as specified in its charter)

              Florida                000-28267           68-0427012
       (State of Incorporation)     (Commission        (IRS Employer
                                    File Number)        Identification #)

                     5315 New Utrecht Ave Brooklyn, NY 11219
                    -----------------------------------------
                 (Address of Principal Executive Offices)

                                  718.437.4523
                 ----------------------------------------
          (Registrant's telephone number, including area code)

                      Thoroughbred Racing Associates, Inc.
               16910 Dallas Parkway, Ste. 100, Dallas, Texas 75248
            ---------------------------------------------------------
                   (Registrant's Former Name and Address)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On April 18, 2000, a change in control of the Company occurred in conjunction with closing under an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Company, VDO.COM, Inc., a Florida corporation ("Company") and Thoroughbred Racing Associates, Inc., a Delaware corporation ("TRA").

         The closing under the Reorganization Agreement consisted of a cash and stock for stock exchange in which the Company acquired all of the issued and outstanding common stock of the Registrant in exchange for the payment of $100,000 and the issuance of 400,000 shares of its common stock. As a result of this transaction, the Registrant became a wholly-owned subsidiary of the Company.

         The Reorganization was approved by the unanimous consent of the Board of Directors of the Company on April 17, 2000. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

         Prior to the Agreement, the Company had 16,900,000 shares of common stock issued and outstanding. Following the Agreement, the Company had 17,300,000 shares of common stock outstanding. The Company was incorporated in the State of Florida on February 9, 1989.

         Upon effectiveness of the Reorganization Agreement, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company became the successor issuer to Thoroughbred Racing Associates, Inc. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective May 17, 2000.

         A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

       (b) The following table contains information regarding the shareholdings of the Company's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's common stock:

NAME                     AMOUNT OF COMMON STOCK          PERCENT OF COMMON STOCK
                         BENEFICIALLY OWNED (1)            BENEFICIALLY OWNED
--------------------------------------------------------------------------------


Embryo Capital Group, Inc    11,900,000                        68.8%




 (1) Based upon 17,300,000 outstanding shares of common stock.


COMPANY'S BUSINESS AND SUBSIDIARIES

          VDO.Com, Inc. (OTCBB: "VDOOE")

PROPERTY

         The Company maintains its administrative offices at 5315 New Utrecht Avenue Brooklyn NY 11219.



DESCRIPTION OF SECURITIES

         The Company has an authorized capitalization of 50,000,000 shares of common stock, with a par value of $0.001. Prior to the execution of this Agreement, the Company had 16,900,000 shares of common stock issued and outstanding. The Company's post-merger issued and outstanding shares is 17,300,000.


MARKET FOR VDO.COM'S SECURITIES

         The Company is a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933, as amended, pursuant to Regulation D, Rule 504 of the General Rules and Regulations of the Securities and Exchange Commission. The Company's common stock is presently traded on the NASD OTC Bulletin Board under the symbol "VDOOE." The Company has recently requested a symbol change. The NASDAQ Stock Market has implemented a change in its rules requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934.

         The Company was required to become a reporting company by the close of business on May 17, 2000. The Company acquired 100% the outstanding shares of Thoroughbred Racing Associates, Inc. to become successor issuer to it pursuant to Rule 12g-3 in order to comply with the reporting company requirements implemented by the NASDAQ Stock Market.

MANAGEMENT

      Name                          Age                       Title

Samuel (Max) Shneibalg              29                     President & CEO


         Max Shneibalg has a strong background in sales, management, product design and implementation, purchasing and both public and private funding. Prior experience includes four years as President of Beaupre Manufacturing, Inc. in Montreal, Canada. Mr. Shneibalg also spent two years managing promotions and funding for two publicly traded companies, Power phone, Inc. (PWPH) and TMC Agroworld Corporation (TACN). He also spend two years as Vice President of L&M Electrical Contracting Corp. where his duties involved product design, price estimates, quality control, architectural review, and customer satisfaction. Mr. Shneibalg's role in Embryo Capital will be to seek worthy ventures, the due diligence process of prospective ventures, funding and business implementation.

EXECUTIVE COMPENSATION

         Due to the start up nature of the business all officers and directors have agreed to serve without salary for the following year.

         All directors of the Company hold office until the next annual meeting of shareholders or until their successors are elected and qualified. Currently, there are two directors of the Company. The by-laws permit the Board of Director to fill any vacancy and such director may serve until the next annual meeting of shareholders or until his successor is elected and qualified. Officers serve at the discretion of the Board of Directors.

RISK FACTORS


An investment in our securities involves a high degree of risk. In addition to the other information in this prospectus, you should carefully consider the following risk factors before investing in our securities.

We have a limited operating history and may face difficulties encountered by early stage companies in new and rapidly evolving markets. Although some of our targeted acquisitions have historical operating histories, we have a limited operating history and will only begin providing our services after consolidation. As a result, we have a limited basis upon which you may evaluate our business and prospects. Our prospects must be considered in light of the risks, expenses, delays, problems and difficulties frequently experienced by early stage companies.

We may be unable to meet our future capital requirements. Based on our current operating plan, we anticipate that the net proceeds provided by operations will allow us to meet our cash and capital requirements for at least 6 months following the date of this prospectus. We may require additional funding sooner than anticipated. If we raise additional capital through the sale of equity, including preferred stock, or convertible debt securities, the percentage of ownership of our stockholders will be diluted.

We currently do not have a credit facility or any commitments for additional financing. We cannot be certain that additional financing will be available when and to the extent required. If adequate funds are not available on acceptable terms, we may be unable to fund our expansion, develop or enhance our services or respond to competitive pressures.

We may experience difficulty in integrating the acquired businesses and assets into our operations. If we are unable to manage and integrate our pending acquisitions after we consummate the purchases, we may at some point in the future experience difficulty in profitably managing all of the acquired businesses or successfully integrating the acquired businesses as a whole without substantial costs, delays or other operational or financial problems that we had not previously experienced. Our acquisitions may also initially have an adverse effect upon our operating results while the acquired business is adopting our management practices. We may not in all circumstances be able to establish, maintain or increase profitability of an acquired entity.

There are inherent risks with regard to the companies' operations in overseas market. After consolidation, we will be operating businesses in overseas markets. As with any overseas operations the presiding political and economic climate may have an impact on our overseas operating subsidiaries. Currently, certain overseas economies suffer from both high unemployment and high inflation. Should such economies become severely unstable, this could have a significant negative impact on our business and results of operations.

               CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENT

This prospectus contains forward-looking statements. These forward-looking statements are not historical facts, but rather are based on our current expectations, estimates, and projections about our industry, our beliefs and assumptions. Words including "may," "could," "would," "will," "anticipates," "expects," "intends," "plans," "projects," "beliefs," "seeks," "estimates," and similar expressions are intended to identify forward-looking statement. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. These risks and uncertainties are described in "Risk Factors" and elsewhere in this prospectus. We caution you not to place undue reliance on threes forward-looking statements, which reflect our management's view only as of the date of this prospectus. We are not obligated to update these statements or publicly release the results of any revisions to them to reflect events or circumstances after the date of this prospectus or to reflect the occurrence of unanticipated events.

Because our operating expenses and capital expenditures will outpace our revenues, we will incur significant losses in the near term.

We expect to incur significant operating expenses and make relatively high capital expenditures as we develop and distribute our products and operate our businesses. These operating expenses and capital expenditures will initially outpace revenues and result in significant losses in the near term. We may never be able to reduce these losses.

BECAUSE WE HAVE SEVERAL AGREEMENTS WHICH REQUIRE US TO SHARE A SIGNIFICANT PORTION OF THE REVENUES WE GENERATE WITH A THIRD-PARTY, IT WILL BE MORE DIFFICULT FOR US TO BECOME A PROFITABLE BUSINESS.

We will not retain all revenues generated through our product, or the other software products we produce and sell, which will make it more difficult for us to become a profitable business.

BECAUSE OUR EXECUTIVE OFFICERS LACK SIGNIFICANT MANAGEMENT EXPERIENCE, WE MAY NOT BE ABLE TO EFFECTIVELY MANAGE OUR GROWTH.

The growth of our business may place a significant strain on our management team and we may not be able to effectively manage our growth. None of our executive officers has significant experience in managing a company or overseeing a company's rapid growth.

WE NEED TO EXPAND OUR SALES AND DISTRIBUTION CHANNELS OF OUR GROWTH COULD BE LIMITED.

We will need to expand our direct and indirect sales operations in order to increase market awareness of our products and services and to generate increased revenue. Currently, In addition, we currently have relationships with only a limited number of distribution partners. We cannot be certain that we will be able to establish relationships with additional distribution partners on a timely basis, or at all, or that these distribution partners will devote adequate resources to the promoting or selling our products.

WE RELY ON STRATEGIC RELATIONSHIPS TO IMPLEMENT AND PROMOTE OUR SOFTWARE PRODUCTS AND, IF THESE RELATIONSHIPS FAIL, OUR BUSINESS COULD BE HARMED.

We have entered into relationships with hardware platform and software applications developers and service providers. We expect to derive a significant portion of our revenues from customers that purchase products or services from our partners. In most cases, the partner refers the customer to us, and we enter into a software license agreement directly with the customer. To the extent our partners are not successful, or they do not stay with us, we could lose these sources of customers.

We may not have access to programming interfaces with applications made by third parties, which could adversely affect our business.

Our software products use software components to communicate with our customers' enterprise applications. Our ability to develop these software components is largely dependent on our ability to gain access to the application programming interfaces for the applications, and we may not have access to necessary interface connections in the future. These connections are written and controlled by the application provider. Accordingly, if an application provider becomes a competitor by entering into our market, it could restrict our access to its interface connections for competitive reasons. Our business could suffer if we are unable to gain access to these interface connections.

The failure of third parties to develop software components necessary for the integration of applications using our software could have an adverse impact on our operations.

A core element of our strategy is to enable third parties to develop software components that operate with our software. If these third parties are unable or unwilling to develop these software components, we may need to develop them internally, which would require us to divert financial and technical resources to these efforts.

Our intellectual property could be used by others, causing us to lose a competitive advantage.

We do not currently own any issued patents, and other protection of our intellectual property is limited. If competitors gain access to and use of our intellectual property, they may be able to better compete against our products.

We need the proceeds of this offering to continue and expand our operations.

We have a minimal amount of cash flow from operations. We, therefore, are substantially dependent upon the proceeds of this offering to provide financing to continue, and to expand the scope of, our present operations. In the event we sell less than the maximum number of shares offered we may be required to seek additional sources of funding, the availability of which cannot be assured. We may also be required to delay or abandon some of our planned future expansion or expenditures if we fail to raise sufficient funds.

The report of our independent accountant contains a going concern qualification which states that we may not be able to continue our operations if we do not obtain additional capital.

PENNY STOCK REGULATION

         Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the NASDAQ Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

      Not Applicable.

ITEM 3.          BANKRUPTCY OR RECEIVERSHIP

      Not applicable.

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Not applicable.

ITEM 5.          OTHER EVENTS

      Successor Issuer Election.

         Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, upon effectiveness of the Agreement, the Company became the successor issuer to Thoroughbred Racing Associates, Inc. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective May 17, 2000.

ITEM 6.          RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         Pursuant to the terms of the aforementioned Agreement, the Registrant has accepted the resignation of Kevin Halter and Kevin Halter, Jr., as the Registrant's Director and Officer as of March 21, 2000, and appointed Max Shneibalg as President and Director of the Registrant.

ITEM 7.          FINANCIAL STATEMENTS

         Financial statements for Thoroughbred Racing Associates, Inc. and VDO.Com, Inc. are filed herewith. The Registrant is required to file consolidated financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.          CHANGE IN FISCAL YEAR

                 Not applicable.

EXHIBITS

2.1      Agreement  and  Plan  of  Reorganization   between  VDO.Com,  Inc.  and
         Thoroughbred Racing Associates, Inc. dated April 18, 2000.

3.1      Articles of Incorporation of VDO.Com, Inc.

3.2      By-Laws of VDO. Com, Inc.

3.3      VDO.Com, Inc. Stock Purchase Agreement

99.1     Embryo Capital Group, Inc. Executive Summary

99.2     VDO.Com Financials

99.3     Proforma Information

99.4     VDO Financial Statements March 31, 2000

-----------

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                       By /s/  Samuel Shneibalg
                               ----------------
                               Samuel Shneibalg, President

                       Date:   May 9, 2000